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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT


        We consent to the incorporation by reference in Owosso Corporation's Registration Statements No. 33-98474 and 333-55835 on Form S-8 and Registration Statement No. 33-99526 on Form S-3 of our report dated February 24, 1998 on the financial statements of Astro Air, Inc. for the years ended December 31, 1997 and December 31, 1996 which are included in Amendment No. 1 to the Form 8-K.


HUGH L. GOODPASTURE

Jacksonville, Texas
June 18, 1998